COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ------------

      Date of Report (Date of earliest event reported): October 15, 2003

                               C. R. BARD, INC.
              (Exact Name of Registrant as Specified in Charter)




                New Jersey                         001-6926                   22-1454160
      (State or Other Jurisdiction of      (Commission File Number)         (IRS Employer
      Incorporation or Organization)                                     Identification No.)

            730 Central Avenue
          Murray Hill, New Jersey                                               07974
  (Address of Principal Executive Office)                                     (Zip Code)

                                (908) 277-8000
             (Registrant's Telephone Number, Including Area Code)

ITEM 12.          Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12.

On October 15, 2003, C. R. Bard, Inc. issued a press release reporting earnings and other financial results for its third quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit
99.1. The information in this press release is furnished not filed.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             C. R. BARD, INC.


                             By:     /s/ Todd C. Schermerhorn
                                     ------------------------
                             Name:   Todd C. Schermerhorn
                             Title:  Senior Vice President and
                                     Chief Financial Officer
October 15, 2003